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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 24, 1997
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                           Dawcin International Corp.
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               (Exact Name of Registrant as Specified in Charter)

New York                            0-18270                    11-2857523
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(State or Other Jurisdiction      (Commission                 (IRS Employer
of Incorporation)                 File Number)              Identification No.)

100 Garden City Plaza, Garden City, New York                     11530
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(Address of principal executive offices)

Registrant's telephone number, including area code  (516) 739-8800
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                           Command Credit Corporation
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          (Former Name or Former Address, if Change Since Last report)

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ITEM 2. Acquisition or Disposition of Assets.

     (a) (i) On January 24, 1997, the Registrant and Century Financial Services, Inc. ("Century") executed and delivered a stock purchase agreement (the "Agreement") pursuant to which the Registrant agreed to sell 100% of the issued and outstanding shares of capital stock of Berwyn Holdings, Inc. ("Berwyn"), a wholly owned subsidiary of the Registrant. As consideration for the sale of stock, Century agrees to pay to the Registrant a sum equal to fifty (50%) percent of the net profits as defined in the attached Agreement, from all currently existing accounts for as long as such accounts continue to contract with Berwyn or any successor entity to Berwyn. As additional compensation, Century will pay to the Registrant a sum equal to fifty (50%) percent of the net profits as defined in the attached Agreement from each new account originating from an existing client contract. Said compensation shall continue for so long as the originating account and/or new account continues in its contract. In addition, it is agreed to by Century that $668,320.00 is due to the Registrant by Berwyn and Century as the new owner of Berwyn shall assume responsibility of such debt. Such debt is evidenced by a Note executed by Berwyn. A copy of such
Note is attached hereto. In addition, the Registrant and Century agree that as further consideration for this transaction, Century shall give the Registrant an agreement whereby the Registrant will act as an independent new account agent for Berwyn and the Registrant will be compensated for new business generated. The Registrant and Century agree that the amount of compensation shall be mutually agreed to by such separate agreement for each new account presented and each agreement shall be executed subsequent to the attached Agreement. No cash consideration was exchanged in connection with the transaction.

     (ii) The principle followed in determining the amount of such consideration was based upon negotiation of the parties.

     (b) The assets disposed by the Registrant were 100% of the issued and outstanding capital stock of Berwyn. The business of Berwyn is the servicing of secured bank credit cards.

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro forma financial information:

          The filing of Pro forma financial information is impractical at this time. An amended 8-K will be filed within sixty (60) days.

     (c)  Exhibits.

     Index of Exhibits:

     (2) Stock Purchase Agreement between Registrant and Century Financial Services, Inc. dated January 24, 1997.

     (23) Consent of Independent Auditors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Dawcin International Corp.

Date: February 7, 1997                  By:  /s/ William G. Lucas
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                                            William G. Lucas
                                            President